Please read this notice carefully. You will receive additional information about exercising your options and who to contact with any questions prior to April 1, 2002 (the first date your options may be exercised).

PROSPECTUS	This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

January 8, 2002

SBC Stock Option Grant Notice

2001 Stock Option Grant to Bargained-for
and Certain Other Employees

        As a result of the early ratification of the collective bargaining agreement dated December 8, 2001, between the Communications Workers of America and Southwestern Bell Yellow Pages, Inc. (the “CWA Agreement”), SBC is pleased to grant stock options to eligible employees covered by the Agreement as described in this notice. On December 31, 2001, eligible full-time employees were granted 150 options to purchase common stock of SBC (“SBC Stock”); eligible part-time employees were granted 75 options.

        An option gives you the opportunity to buy a specified number of shares of stock at a fixed price per share (grant price) for a specified period of time. For example, suppose you are given a stock option with a grant price of $40 and the option lasts for five years. If, after four years, the stock is worth $60 per share (market price), you have the opportunity to turn your options into shares (exercise your options) and purchase the shares for the original grant price of $40 per share. You could then sell the shares and receive the $20 cash profit per share or keep the shares as an investment.

         Each option gives you the right to buy one share of SBC Stock on or after April 1, 2002, at the December 31, 2001 closing market price of $39.17 per share (the “grant price”).

         That right will last until the close of business for option exercises on March 31, 2006 (see table below for exceptions). Options are not shares of stock and are not entitled to dividends or voting rights. Your options are subject to the terms and conditions contained in this notice.

        The value of your options rises and falls with the value of SBC Stock. The ultimate value of your options will depend on the price of SBC Stock at the time of exercise. You make the decision whether or not to exercise your options (you are not required to exercise them as part of your employment).

        If you decide to exercise your options, you need to decide whether to:

  simultaneously sell the SBC Stock received from the exercise and receive cash (a cashless exercise – you receive the cash proceeds without any out-of-pocket cash from you), or keep the SBC Stock received from the exercise as an investment (a cash purchase exercise - you provide the funds to purchase the options at the grant price).

You should keep this document for future reference.

     Type of      Number of       Grant Price      Grant Date     First Day to Exercise       Last Day to Exercise
     Employee     Options         (Per Share)                      (vesting date) (1)         (expiration date) (2)

     Full-Time      150             $39.17        Dec. 31, 2001       April 1, 2002                  March 31, 2006
     Part-Time       75                  "           "                     "                               "
(1)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) before this date, you will lose (forfeit) your options.

(2)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) on or after April 1, 2002, but on or before March 31, 2006, options may be exercised for no more than 90 days after the termination date (but under no circumstances may any options be exercised after March 31, 2006).

See section entitled "When Options May Not Be Exercised," on page 2.

Receipt of this Stock Option Grant Notice is not evidence that you are eligible for the grant.
You must comply with the eligibility requirements to be entitled to a grant.

Eligibility

        You were eligible to receive SBC stock options under this grant if, at all times from December 20, 2001, through the close of business on December 31, 2001, you met all of the following criteria:

  you held a job title that was subject to the CWA Agreement, or you held a job title to which the compensation provisions of that Agreement were extended, or you were on an approved leave of absence from the foregoing; and
  you were a Full-Time or Part-Time Employee (as those terms are used in the CWA Agreement).

Grant Price

        The grant price of your options is $39.17 per share, which was the closing price on the New York Stock Exchange (“NYSE”) on December 31, 2001. Once an option is issued, the grant price does not change regardless of later changes in the market price of SBC Stock. See the section entitled “Change in Capitalization” on page 5 for other events that may affect your options.

When Options May Be Exercised

        The first date you may exercise your options is April 1, 2002 (also called the vesting date). You will receive additional information about exercising your options and who to contact with any questions prior to that date.

When Options May Not Be Exercised

        Your options may not be exercised after March 31, 2006 (the expiration date). However, if your employment is terminated on or before March 31, 2006, you may lose your options or the time period to exercise your options may be shortened (see table below).

Termination of employment means you are no longer employed by any entity that is, directly or indirectly, wholly-owned by SBC or Cingular Wireless, LLC because you died, quit, retired, or are no longer employed for any other reason, voluntarily or involuntarily.

If Your Employment is Terminated on the Following Dates: (1)

                Before April 1, 2002                                           On or After April 1, 2002,
                                                                             But On or Before March 31, 2006
          You will immediately lose your options                      Options may be exercised for no more than 90 days
          and may not exercise them.                                  after the termination date, but in no event later
                                                                      than the close of business for option exercises
                                                                                    on March 31, 2006.(2)

(1) Under no circumstances may any options be exercised after the close of business for option exercises on March 31, 2006.

(2) If the 90th day falls on a day that options may not be exercised (for example, a weekend day), your options will expire on the last day the options may be exercised prior to the 90th day.

Exercising Your Options

        You do not have to exercise your options, but if you do decide to exercise, then all options from this grant must be exercised at the same time and on or before their expiration date.

        Options shall be exercised by notifying the designated agent selected by SBC (if no agent has been designated, then to SBC) in accordance with procedures established by SBC. Options may only be exercised during certain business hours selected by SBC. You decide how you want to exercise your options, depending on whether you want to receive cash (a Cashless Exercise) or SBC Stock (a Cash Purchase Exercise). Both methods are described below (also see section entitled “Tax Effects,” on next page). The amounts used in the examples do not represent actual amounts, and are only used for purposes of illustration.

Cashless Exercise: If you do not want to keep the SBC Stock purchased when you exercise your options, you may sell the shares simultaneously with the exercise and receive cash. You do not have to use any of your own money. You simply tell the agent to sell all of the SBC Stock to be received upon the exercise of your options. The agent will deduct the total grant price, tax withholding and brokerage fees from the proceeds, and send you a check for the remaining profits. (In connection with the sale of SBC Stock, the designated agent will be acting solely as your agent, and SBC disclaims any responsibility for the actions of the agent in making any such sales.)

Example: Assume you are granted 150 options with a grant price of $39.17. You exercise your options, sell the SBC stock purchased, and receive the net profits as shown below.

                                                              Assuming the market       Assuming the market
                                                              price is $50 per          price is $60 per
                                                              SBC share                 SBC share

Sell SBC Stock (150 options @ market price per share)             $7,500                    $9,000
Deduct total grant price (150 options @ $39.17 each)              ‹5,875›                   ‹5,875›
Your net taxable income (market price less grant price)           $1,625                    $3,125
Deduct withholding taxes to be paid on taxable income
        (using a sample rate of 35%)                              ‹568›                     ‹1,093›
Deduct estimated brokerage fees                                   ‹50›                      ‹50›
Cash sent to you                                                  $1,007                    $1,982

Cash Purchase Exercise: If you want to keep the SBC Stock acquired from the option exercise, you must use your own money to pay the grant price. To use this method, you must send the agent a completed exercise form and a check for the full grant price. The agent must receive both your form and check to exercise your options. The last day the agent will accept your form and check is March 31, 2006. The agent will exercise your options, withhold sufficient shares to pay the withholding taxes and send you the remaining SBC Stock. No brokerage fees are charged for Cash Purchase exercises.

Example: Assume you are granted 150 options at a grant price of $39.17. You exercise your options, pay the total grant price with your own money, and receive SBC Stock as shown below.

                                                                                    Assuming the market price
                                                                                        is $60 per SBC share

Cash you pay (total grant price = 150 options @ $39.17 each)                                   $5,875
Your net taxable income (same as cashless example)                                             $3,125
Shares of SBC Stock purchased with grant price                                                 150
Deduct shares for withholding taxes (using previous example of estimated withholding taxes of $1,093 divided by market price of
$60 = 18.2 shares or 19 whole shares; see “Withholding Taxes,”
on the next page, regarding fractional shares)                                                 ‹19›
Shares of SBC Stock sent to you                                                                131

Withholding Taxes: When you exercise your options, SBC may withhold from the proceeds the minimum amount of Federal, state, and local taxes required by law to be withheld as a result of such distribution, as determined by SBC. If you pay cash to exercise your options, any fractional share of SBC Stock payable to you may be withheld as additional Federal tax withholding, or, at the option of SBC, paid to you in cash. In our Cash Purchase example, the fractional share (.8) was withheld as additional tax withholding.

No SBC Stock will be issued until
the grant price and tax
withholding are paid to SBC.

SBC may establish additional rules
for the exercise of options, including
the method of exercise.
The cashless method and its terms are offered only
in the sole discretion of SBC.

Further details about exercising your options will be provided at a later date, but prior to April 1, 2002 (the first date your options may be exercised).

Tax Effects

        SBC believes that, under present law, the following are the Federal income tax consequences of this grant. You should consult a qualified tax advisor to obtain current information as well as advice that is tailored to your particular circumstances.

Grant of Options: No income is recognized by you at the time the options are granted. If you do not exercise the options, you will not recognize any income.

Sale of SBC Stock: Any subsequent sale of SBC Stock acquired upon the exercise of options will be treated as capital gain (or loss).

Exercise of Option: Generally, when you exercise your options, you will realize taxable (ordinary) income equal to the difference between the total grant price and the total market price of SBC Stock at the time of exercise. In our $60 per share example above (using 150 options), $3,125 would be recognized as ordinary income (using the total market price of $9,000 for the SBC Stock less the total grant price of $5,875). SBC will report the ordinary income on your W-2 for the year the options are exercised, and will receive a tax deduction equal to the ordinary income reported on your W-2.

Other Terms

Administration: The Human Resources Committee of SBC (the “Committee”) will administer the options and, in its sole discretion, may interpret and construe any provisions of this grant. The Committee may also establish, adopt or revise any rules and regulations as it may deem necessary or advisable. All decisions of the Committee shall be final and binding.

Applicable Law: Your options are governed by and construed in accordance with the substantive laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer constructive interpretation of this grant to the substantive law of any jurisdiction other than the State of Texas.

        Because the options are granted and administered in Texas, SBC and the holders of options irrevocably submit to the exclusive jurisdiction and venue of the appropriate federal or state court in Bexar County, Texas, and no other. To promote consistency in application of the law to the grants, claims arising out of the grant of options shall be heard and determined in federal or state court in Bexar County, Texas, and such court shall have exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating to the grant of options.

Change in Capitalization: In the event of a merger, reorganization, liquidation, consolidation, recapitalization, separation, stock split, stock dividend, share combination, or other change in SBC’s corporate structure affecting shares of SBC Stock, the Committee shall adjust, as it determines in its sole discretion to be appropriate and equitable, the number and class of and/or price of shares of stock subject to outstanding options granted under this grant, and/or in the number of outstanding options, to prevent dilution or enlargement of rights.

Employment Status: You shall not consider any statements in this notice or any action taken hereunder as a contract of employment or as giving you any right to continued employment with an SBC company. Terms of your employment are covered by your CWA Agreement.

Transferability: During your lifetime, your options may be exercised only by you or your guardian or legal representative. If you die after March 31, 2002, your options may only be transferred pursuant to a will or the laws of descent and distribution, as applicable. After you die, your options may be exercised only by the then owner (including, but not limited to, the executor or administrator of your estate) or the holder’s guardian or legal representative. The new holder of your options will have 90 days after your death to exercise your options or until March 31, 2006, whichever occurs first. All other terms of your options will apply to the new holder.

        When options have been transferred, SBC or its designated agent may require appropriate documentation that the person exercising the option has the right to exercise the option.

About SBC

        SBC files annual, quarterly, and other reports and proxy statements with the Securities and Exchange Commission (“SEC”). This information, which is specifically identified in the registration statement filed with the SEC to register the SBC Stock to be offered under this grant, is incorporated in this prospectus by reference. Any information SBC files with the SEC after the date of the filing of the registration statement will automatically update and supersede this information.

        SBC will furnish without charge, upon written or oral request, a copy of these documents as well as exhibits specifically incorporated by reference in those documents. SBC will also provide a copy of the most recent annual report to shareowners upon request. Requests for copies should be directed to External Reporting, 175 E. Houston, 9th Floor, San Antonio, Texas 78205, telephone number 210-351-3049 (please do not call this number for questions about your options).

If You Have Questions

         Please read this notice carefully. It contains all of the information you need regarding your stock options.

You will receive additional information about exercising your options and who to contact with any questions prior to April 1, 2002 (the first date your options may be exercised).

Please read this notice carefully. You will receive additional information about exercising your options and who to contact with any questions prior to April 1, 2002 (the first date your options may be exercised).

PROSPECTUS	This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

December 1, 2001

SBC Stock Option Grant Notice

2001 Stock Option Grant to Bargained-for
and Certain Other Employees

        As a result of the early ratification of the collective bargaining agreements listed on page 2 between the Communications Workers of America and certain subsidiaries of SBC Communications Inc. (the “CWA Agreements”), SBC is pleased to grant stock options to eligible employees covered by such Agreements as described in this notice. On April 2, 2001, eligible full-time employees were granted 150 options to purchase common stock of SBC (“SBC Stock”); eligible part-time employees were granted 75 options.

        An option gives you the opportunity to buy a specified number of shares of stock at a fixed price per share (grant price) for a specified period of time. For example, suppose you are given a stock option with a grant price of $40 and the option lasts for five years. If, after four years, the stock is worth $60 per share (market price), you have the opportunity to turn your options into shares (exercise your options) and purchase the shares for the original grant price of $40 per share. You could then sell the shares and receive the $20 cash profit per share or keep the shares as an investment.

        Each option gives you the right to buy one share of SBC Stock on or after April 1, 2002, at the April 2, 2001 closing market price of $43.76 per share (the “grant price”). That right will last until the close of business for option exercises on March 31, 2006 (see table below for exceptions). Options are not shares of stock and are not entitled to dividends or voting rights. Your options are subject to the terms and conditions contained in this notice.

        The value of your options rises and falls with the value of SBC Stock. The ultimate value of your options will depend on the price of SBC Stock at the time of exercise. You make the decision whether or not to exercise your options (you are not required to exercise them as part of your employment).

         If you decide to exercise your options, you need to decide whether to:

  simultaneously sell the SBC Stock received from the exercise and receive cash (a cashless exercise – you receive the cash proceeds without any out-of-pocket cash from you), or keep the SBC Stock received from the exercise as an investment (a cash purchase exercise - you provide the funds to purchase the options at the grant price).

You should keep this document for future reference.

     Type of      Number of      Grant Price      Grant Date     First Day to Exercise       Last Day to Exercise
     Employee     Options        (Per Share)                      (vesting date) (1)         (expiration date) (2)

     Full-Time      150             $43.76       April 2, 2001       April 1, 2002               March 31, 2006
     Part-Time       75                  "           "                    "                            "
(1)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) before this date, you will lose (forfeit) your options.

(2)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) on or after April 1, 2002, but on or before March 31, 2006, options may be exercised for no more than 90 days after the termination date (but under no circumstances may any options be exercised after March 31, 2006).

See section entitled "When Options May Not Be Exercised," on page 3.

CWA Agreements

        Agreement bearing the effective date of February 1, 2001, between District 4 and Ameritech Corporation, Illinois Bell Telephone Company, Indiana Bell Telephone Company, Incorporated, The Ohio Bell Telephone Company, Wisconsin Bell, Inc., Michigan Bell Telephone Company, Ameritech New Media, Inc., and the following Business Units, divisions of Ameritech Services, Inc.: Ameritech Network Services, Ameritech Consumer Markets, Ameritech Business Communications Services (formerly Enhanced Business Services and Small Business Services), Ameritech Industry Markets (formerly Information Industry Services and Long Distance Industry Services), Ameritech Public Communications (formerly Pay Phone Services), and Ameritech Global Markets (formerly Custom Business Services).
        Agreement bearing the date of February 5, 2001, between District 9 and Pacific Bell/Nevada Bell, SBC Telecom, Inc. in Las Vegas, Nevada, SBC Telecom, Inc. - Network Operations, SBC Advanced Solutions, Inc., SBC Services, Inc., Pacific Bell Information Services Maintenance Notification Group, and Pacific Bell Home Entertainment.
        Agreement bearing the date of February 1, 2001, between Local 1298 (District 1) and the Southern New England Telecommunications Corporation, The Southern New England Telephone Company, SNET Diversified Group, Inc., SNET Mobility, Inc., SNET Cellular, Inc. (CELLULARONE), Woodbury Telephone Company, SNET Information Services, Inc., SNET Personal Vision, Inc., SNET Real Estate, Inc., and SNET America, Inc.
        Agreement bearing the date of February 1, 2001, between District 6 and Southwestern Bell Telephone Company, SBC Advanced Solutions, Inc., SBC Operations, Inc., SBC Services, Inc., and SBC Telecom, Inc.

Receipt of this Stock Option Grant Notice is not evidence that you are eligible for the grant. You must comply with the eligibility requirements to be entitled to a grant.

Eligibility

You were eligible to receive SBC stock options under this grant if, at all times from March 16, 2001 (March 15, 2001, for employees of SNET Companies), through the close of business on April 2, 2001, you met all of the following criteria:

  you held a job title that was subject to the CWA Agreements, or you held a job title to which the compensation provisions of those Agreements were extended, or you were on an approved leave of absence from the foregoing; and
  you were a Full-Time or Part-Time Employee (as those terms are used in the CWA Agreements).

Grant Price

The grant price of your options is $43.76 per share, which was the closing price on the New York Stock Exchange (“NYSE”) on April 2, 2001. Once an option is issued, the grant price does not change regardless of later changes in the market price of SBC Stock. See the section entitled “Change in Capitalization” on page 5 for other events that may affect your options.

When Options May Be Exercised

The first date you may exercise your options is April 1, 2002 (also called the vesting date). You will receive additional information about exercising your options and who to contact with any questions prior to that date.

When Options May Not Be Exercised

        Your options may not be exercised after March 31, 2006 (the expiration date). However, if your employment is terminated on or before March 31, 2006, you may lose your options or the time period to exercise your options may be shortened (see table below).

Termination of employment means you are no longer employed by any entity that is, directly or indirectly, wholly-owned by SBC or Cingular Wireless, LLC because you died, quit, retired, or are no longer employed for any other reason, voluntarily or involuntarily.

If Your Employment is Terminated on the Following Dates: (1)

       Before April 1, 2002                                                   On or After April 1, 2002,
                                                                          But On or Before March 31, 2006
You will immediately lose your options                             Options may be exercised for no more than 90 days
and may not exercise them.                                         after the termination date, but in no event later
                                                                   than the close of business for option exercises
                                                                              on March 31, 2006.(2)
(1)	Under no circumstances may any options be exercised after the close of business for option exercises on March 31, 2006.

(2)	If the 90th day falls on a day that options may not be exercised (for example, a weekend day), your options will expire on the last day the options may be exercised prior to the 90th day.

Exercising Your Options

        You do not have to exercise your options, but if you do decide to exercise, then all options from this grant must be exercised at the same time and on or before their expiration date.

        Options shall be exercised by notifying the designated agent selected by SBC (if no agent has been designated, then to SBC) in accordance with procedures established by SBC. Options may only be exercised during certain business hours selected by SBC. You decide how you want to exercise your options, depending on whether you want to receive cash (a Cashless Exercise) or SBC Stock (a Cash Purchase Exercise). Both methods are described below (also see section entitled “Tax Effects,” on next page). The amounts used in the examples do not represent actual amounts, and are only used for purposes of illustration.

Cashless Exercise: If you do not want to keep the SBC Stock purchased when you exercise your options, you may sell the shares simultaneously with the exercise and receive cash. You do not have to use any of your own money. You simply tell the agent to sell all of the SBC Stock to be received upon the exercise of your options. The agent will deduct the total grant price, tax withholding and brokerage fees from the proceeds, and send you a check for the remaining profits. (In connection with the sale of SBC Stock, the designated agent will be acting solely as your agent, and SBC disclaims any responsibility for the actions of the agent in making any such sales.)

Example: Assume you are granted 150 options with a grant price of $43.76. You exercise your options, sell the SBC stock purchased, and receive the net profits as follows.

                                                              Assuming the market       Assuming the market
                                                              price is $50 per          price is $60 per
                                                              SBC share                 SBC share

Sell SBC Stock (150 options @ market price per share)             $7,500                     $9,000
Deduct total grant price (150 options @ $43.76 each)              ‹6,564›                    ‹6,564›
Your net taxable income (market price less grant price)           $  936                     $2,436
Deduct withholding taxes to be paid on taxable income
        (using a sample rate of 35%)                               ‹327›                     ‹327›
Deduct estimated brokerage fees                                     ‹50›                      ‹50›
Cash sent to you                                                  $  559                     $1,534

Cash Purchase Exercise: If you want to keep the SBC Stock acquired from the option exercise, you must use your own money to pay the grant price. To use this method, you must send the agent a completed exercise form and a check for the full grant price. The agent must receive both your form and check to exercise your options. The last day the agent will accept your form and check is March 31, 2006. The agent will exercise your options, withhold sufficient shares to pay the withholding taxes and send you the remaining SBC Stock. No brokerage fees are charged for Cash Purchase exercises.

Example: Assume you are granted 150 options at a grant price of $43.76. You exercise your options, pay the total grant price with your own money, and receive SBC Stock as follows.

                                                                                    Assuming the market price
                                                                                        is $60 per SBC share

Cash you pay (total grant price = 150 options @ $43.76 each)                                 $6,564
Your net taxable income (same as cashless example)                                           $2,436
Shares of SBC Stock purchased with grant price                                                  150
Deduct shares for withholding taxes (using previous example of estimated withholding taxes of $852 divided by market price of
    $60 = 14.2 shares or 15 whole shares; see "Withholding Taxes,"
    on the next page, regarding fractional shares)                                            ‹15›
Shares of SBC Stock sent to you                                                                135

Withholding Taxes: When you exercise your options, SBC may withhold from the proceeds the minimum amount of Federal, state, and local taxes required by law to be withheld as a result of such distribution, as determined by SBC. If you pay cash to exercise your options, any fractional share of SBC Stock payable to you may be withheld as additional Federal tax withholding, or, at the option of SBC, paid to you in cash. In our Cash Purchase example, the fractional share (.8) was withheld as additional tax withholding.

No SBC Stock will be issued until the grant price
and tax withholding are paid to SBC.

SBC may establish additional rules for the exercise of options, including the method of exercise.
The cashless method and its terms are offered only
in the sole discretion of SBC.

Further details about exercising your options will be provided at a later date, but prior to April 1, 2002 (the first date your options may be exercised).

Tax Effects

        SBC believes that, under present law, the following are the Federal income tax consequences of this grant. You should consult a qualified tax advisor to obtain current information as well as advice that is tailored to your particular circumstances.

Grant of Options: No income is recognized by you at the time the options are granted. If you do not exercise the options, you will not recognize any income.

Sale of SBC Stock: Any subsequent sale of SBC Stock acquired upon the exercise of options will be treated as capital gain (or loss).

Exercise of Option: Generally, when you exercise your options, you will realize taxable (ordinary) income equal to the difference between the total grant price and the total market price of SBC Stock at the time of exercise. In our $60 per share example above (using 150 options), $2,436 would be recognized as ordinary income (using the total market price of $9,000 for the SBC Stock less the total grant price of $6,564). SBC will report the ordinary income on your W-2 for the year the options are exercised, and will receive a tax deduction equal to the ordinary income reported on your W-2.

Other Terms

Administration: The Human Resources Committee of SBC (the “Committee”) will administer the options and, in its sole discretion, may interpret and construe any provisions of this grant. The Committee may also establish, adopt or revise any rules and regulations as it may deem necessary or advisable. All decisions of the Committee shall be final and binding.

Applicable Law: Your options are governed by and construed in accordance with the substantive laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer constructive interpretation of this grant to the substantive law of any jurisdiction other than the State of Texas.

        Because the options are granted and administered in Texas, SBC and the holders of options irrevocably submit to the exclusive jurisdiction and venue of the appropriate federal or state court in Bexar County, Texas, and no other. To promote consistency in application of the law to the grants, claims arising out of the grant of options shall be heard and determined in federal or state court in Bexar County, Texas, and such court shall have exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating to the grant of options.

Change in Capitalization: In the event of a merger, reorganization, liquidation, consolidation, recapitalization, separation, stock split, stock dividend, share combination, or other change in SBC’s corporate structure affecting shares of SBC Stock, the Committee shall adjust, as it determines in its sole discretion to be appropriate and equitable, the number and class of and/or price of shares of stock subject to outstanding options granted under this grant, and/or in the number of outstanding options, to prevent dilution or enlargement of rights.

Employment Status: You shall not consider any statements in this notice or any action taken hereunder as a contract of employment or as giving you any right to continued employment with an SBC company. Terms of your employment are covered by your CWA Agreement.

Transferability: During your lifetime, your options may be exercised only by you or your guardian or legal representative. If you die after March 31, 2002, your options may only be transferred pursuant to a will or the laws of descent and distribution, as applicable. After you die, your options may be exercised only by the then owner (including, but not limited to, the executor or administrator of your estate) or the holder’s guardian or legal representative. The new holder of your options will have 90 days after your death to exercise your options or until March 31, 2006, whichever occurs first. All other terms of your options will apply to the new holder.

        When options have been transferred, SBC or its designated agent may require appropriate documentation that the person exercising the option has the right to exercise the option.

About SBC

        SBC files annual, quarterly, and other reports and proxy statements with the Securities and Exchange Commission (“SEC”). This information, which is specifically identified in the registration statement filed with the SEC to register the SBC Stock to be offered under this grant, is incorporated in this prospectus by reference. Any information SBC files with the SEC after the date of the filing of the registration statement will automatically update and supersede this information.

        SBC will furnish without charge, upon written or oral request, a copy of these documents as well as exhibits specifically incorporated by reference in those documents. SBC will also provide a copy of the most recent annual report to shareowners upon request. Requests for copies should be directed to External Reporting, 175 E. Houston, 9th Floor, San Antonio, Texas 78205, telephone number 210-351-3049 (please do not call this number for questions about your options).

If You Have Questions

Please read this notice carefully. It contains all of the information you need regarding your stock options.

Please read this notice carefully. Receipt of this Stock Option Grant Notice is not evidence that you are eligible for the grant. You must comply with the eligibility requirements to be entitled to a grant. Additional information about exercising options and who to contact with any questions will be distributed prior to September 3, 2002 (the first date your options may be exercised).

PROSPECTUS	This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

December 1, 2001

SBC Stock Option Grant Notice

2001 Stock Option Grant to Bargained-for
and Certain Other Employees

        As a result of the ratification of the 1998-2004 Ameritech IBEW Local 21 Collective Bargaining Agreement between the International Brotherhood of Electrical Workers and certain subsidiaries of Ameritech Corporation (the “IBEW Agreement”), SBC is pleased to grant stock options to eligible employees covered by the Agreement as described in this notice. On September 4, 2001, eligible full-time employees were granted 150 options to purchase common stock of SBC (“SBC Stock”); eligible part-time employees were granted 75 options.

An option gives you the opportunity to buy a specified number of shares of stock at a fixed price per share (grant price) for a specified period of time. For example, suppose you are given a stock option with a grant price of $40 and the option lasts for five years. If, after four years, the stock is worth $60 per share (market price), you have the opportunity to turn your options into shares (exercise your options) and purchase the shares for the original grant price of $40 per share. You could then sell the shares and receive the $20 cash profit per share or keep the shares as an investment.

Each option gives you the right to buy one share of SBC Stock on or after September 3, 2002, at the September 4, 2001 closing market price of $42.00 per share (the grant price). That right will last until the close of business for option exercises on September 1, 2006 (see table below for exceptions). Options are not shares of stock and are not entitled to dividends or voting rights. Your options are subject to the terms and conditions contained in this notice.

        The value of your options rises and falls with the value of SBC Stock. The ultimate value of your options will depend on the price of SBC Stock at the time of exercise. You make the decision whether or not to exercise your options (you are not required to exercise them as part of your employment).

You should keep this document for future reference.

Type of           Number of            Grant Price      Grant Date               First Day to Exercise          Last Day to Exercise
Employee          Options              (Per Share)                                 (vesting date) (1)           (expiration date) (2)
Full-Time           150                  $42.00       September 4, 2001            September 3, 2002              September 1, 2006
Part-Time           75
(1)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) before this date, you will lose (forfeit) your options.

(2)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) on or after September 3, 2002, but on or before September 1, 2006, options may be exercised for no more than 90 days after the termination date (but under no circumstances may any options be exercised after September 1, 2006). See section entitled "When Options May Not Be Exercised," on page 2.

Eligibility

You were eligible to receive SBC stock options under this grant if, at all times from August 3, 2001, through the close of business on September 4, 2001, you met all of the following criteria:

  you held a job title that was subject to the IBEW Agreement, or you held a job title to which the compensation provisions of that Agreement were extended, or you were on an approved leave of absence from the foregoing; and
  you were a Full-Time or Part-Time Employee (as those terms are used in the IBEW Agreement).

Grant Price

        The grant price of your options is $42.00 per share, which was the closing price on the New York Stock Exchange (“NYSE”) on September 4, 2001. Once an option is issued, the grant price does not change regardless of later changes in the market price of SBC Stock. See the section entitled “Change in Capitalization” on page 4 for other events that may affect your options.

When Options May Be Exercised

        The first date you may exercise your options is September 3, 2002 (also called the vesting date). You will receive additional information about exercising your options and who to contact with any questions prior to that date.

         If you decide to exercise your options, you need to decide whether to:

  simultaneously sell the SBC Stock received from the exercise and receive cash (a cashless exercise – you receive the cash proceeds without any out-of-pocket cash from you), or keep the SBC Stock received from the exercise as an investment (a cash purchase exercise - you provide the funds to purchase the options at the grant price).

When Options May Not Be Exercised

Your options may not be exercised after September 1, 2006 (the expiration date). However, if your employment is terminated on or before September 1, 2006, you may lose your options or the time period to exercise your options may be shortened (see table below).

Termination of employment means you are no longer employed by any entity that is, directly or indirectly, wholly-owned by SBC or Cingular Wireless, LLC because you died, quit, retired, or are no longer employed for any other reason, voluntarily or involuntarily.

If Your Employment is Terminated on the Following Dates: (1)

Before September 3, 2002

You will immediately lose your options and may not exercise them.

On or After September 3, 2002, But On or Before September 1, 2006

Options may be exercised for no more than 90 days after the termination date, but in no event later than the close of business for option exercises on September 1, 2006.(2)

(1) Under no circumstances may any options be exercised after the close of business for option exercises on September 1, 2006.

(2) If the 90th day falls on a day that options may not be exercised (for example, a weekend day), your options will expire on the last day the options may be exercised prior to the 90th day.

Exercising Your Options

        You do not have to exercise your options, but if you do decide to exercise, then all options from this grant must be exercised at the same time and on or before their expiration date.

Options shall be exercised by notifying the designated agent selected by SBC (if no agent has been designated, then to SBC) in accordance with procedures established by SBC. Options may only be exercised during certain business hours selected by SBC. You decide how you want to exercise your options, depending on whether you want to receive cash (a Cashless Exercise) or SBC Stock (a Cash Purchase Exercise). Both methods are described below (also see section entitled “Federal Income Tax Effects,” on next page). The amounts used in the examples do not represent actual amounts, and are only used for purposes of illustration.

Cashless Exercise: If you do not want to keep the SBC Stock purchased when you exercise your options, you may sell the shares simultaneously with the exercise and receive cash. You do not have to use any of your own money. You simply tell the agent to sell all of the SBC Stock to be received upon the exercise of your options. The agent will deduct the total grant price, tax withholding and brokerage fees from the proceeds, and send you a check for the remaining profits. (In connection with the sale of SBC Stock, the designated agent will be acting solely as your agent, and SBC disclaims any responsibility for the actions of the agent in making any such sales.)

Example: Assume you are granted 150 options with a grant price of $42.00. You exercise your options, sell the SBC stock purchased, and receive the net profits as shown below.

                                                                        Assuming the market           Assuming  the market
                                                                        price is $50 per SBC          price is $60 per SBC
                                                                               share                         share
Sell SBC Stock (150 options @ market price per share)                         $7,500                        $9,000
Deduct total grant price (150 options @ $42 each)                             ‹6,300›                       ‹6,300›
Your net taxable income (market price less grant price)                       $1,200                        $2,700
Deduct withholding taxes to be paid on taxable income
(using a sample rate of 35%)                                                   ‹420›                         ‹945›
Deduct estimated brokerage fees                                                 ‹50›                          ‹50›
Cash sent to you                                                             $   730                        $1,705

Cash Purchase Exercise: If you want to keep the SBC Stock acquired from the option exercise, you must use your own money to pay the grant price. To use this method, you must send the agent a completed exercise form and a check for the full grant price. The agent must receive both your form and check to exercise your options. The last day the agent will accept your form and check is September 1, 2006. The agent will exercise your options, withhold sufficient shares to pay the withholding taxes, and send you the remaining SBC Stock. No brokerage fees are charged for Cash Purchase exercises.

Example: Assume you are granted 150 options at a grant price of $42.00. You exercise your options, pay the total grant price with your own money, and receive SBC Stock as shown below.

                                                                                                        Assuming the market
                                                                                                        price is $60 per SBC
                                                                                                                share
Cash you pay (total grant price = 150 options @ $42 each)                                                      $6,300
Your net taxable income (same as cashless example)                                                             $2,700
Shares of SBC Stock purchased with grant price                                                                    150
Deduct shares for withholding taxes (using previous example of estimated                                          ‹16›

withholding taxes of $945 divided by market price of $60 = 15.75 shares or 16 whole shares;
see “Withholding Taxes,” below, regarding fractional shares)

Shares of SBC Stock sent to you                                                                                  134

Withholding Taxes: When you exercise your options, SBC may withhold from the proceeds the minimum amount of Federal, state, and local taxes required by law to be withheld as a result of such distribution, as determined by SBC. If you pay cash to exercise your options, any fractional share of SBC Stock payable to you may be withheld as additional Federal tax withholding, or, at the option of SBC, paid to you in cash. In our Cash Purchase example, the fractional share (.75) was withheld as additional tax withholding.

No SBC Stock will be issued until the grant price and tax withholding are paid to SBC.

SBC may establish additional rules for the exercise of options, including the method of exercise. The cashless method and its terms are offered only in the sole discretion of SBC.

Federal Income Tax Effects

        SBC believes that, under present law, the following are the Federal income tax consequences of this grant. You should consult a qualified tax advisor to obtain current information as well as advice that is tailored to your particular circumstances.

Grant of Options: No income is recognized by you at the time the options are granted. If you do not exercise the options, you will not recognize any income.

Sale of SBC Stock: Any sale of SBC Stock acquired upon the exercise of options will be treated as capital gain (or loss).

Exercise of Option: Generally, when you exercise your options, you will realize taxable (ordinary) income equal to the difference between the total grant price and the total market price of SBC Stock at the time of exercise. In our $60 per share example above (using 150 options), $2,700 would be recognized as ordinary income (using the total market price of $9,000 for the SBC Stock less the total grant price of $6,300). SBC will report the ordinary income on your W-2 for the year the options are exercised, and will receive a tax deduction equal to the ordinary income reported on your W-2.

Other Terms

Administration: The Human Resources Committee of SBC (the “Committee”) will administer the options and, in its sole discretion, may interpret and construe any provisions of this grant. The Committee may also establish, adopt or revise any rules and regulations as it may deem necessary or advisable. All decisions of the Committee shall be final and binding.

Applicable Law: Your options are governed by and construed in accordance with the substantive laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer constructive interpretation of this grant to the substantive law of any jurisdiction other than the State of Texas.

        Because the options are granted and administered in Texas, SBC and the holders of options irrevocably submit to the exclusive jurisdiction and venue of the appropriate federal or state court in Bexar County, Texas, and no other. To promote consistency in application of the law to the grants, claims arising out of the grant of options shall be heard and determined in federal or state court in Bexar County, Texas, and such court shall have exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating to the grant of options.

Change in Capitalization: In the event of a merger, reorganization, liquidation, consolidation, recapitalization, separation, stock split, stock dividend, share combination, or other change in SBC’s corporate structure affecting shares of SBC Stock, the Committee shall adjust, as it determines in its sole discretion to be appropriate and equitable, the number and class of and/or price of shares of stock subject to outstanding options granted under this grant, and/or in the number of outstanding options, to prevent dilution or enlargement of rights.

Employment Status: You shall not consider any statements in this notice or any action taken hereunder as a contract of employment or as giving you any right to continued employment with an SBC company. Terms of your employment are covered by your IBEW Agreement.

Transferability: During your lifetime, your options may be exercised only by you or your guardian or legal representative. If you die after September 2, 2002, your options may only be transferred pursuant to a will or the laws of descent and distribution, as applicable. After you die, your options may be exercised only by the then owner (including, but not limited to, the executor or administrator of your estate) or the holder’s guardian or legal representative. The new holder of your options will have 90 days after your death to exercise your options or until September 1, 2006, whichever occurs first. All other terms of your options will apply to the new holder.

        When options have been transferred, SBC or its designated agent may require appropriate documentation that the person exercising the option has the right to exercise the option.

About SBC

        SBC files annual, quarterly, and other reports and proxy statements with the Securities and Exchange Commission (“SEC”). This information, which is specifically identified in the registration statement filed with the SEC to register the SBC Stock to be offered under this grant, is incorporated in this prospectus by reference. Any information SBC files with the SEC after the date of the filing of the registration statement will automatically update and supersede this information.

        SBC has registered 20,000,000 shares of SBC Stock with the SEC for issuance under the 2001 Stock Option Grant to Bargained-for and Certain Other Employees.

SBC will furnish without charge, upon written or oral request, a copy of these documents as well as exhibits specifically incorporated by reference in those documents. SBC will also provide a copy of the most recent annual report to shareowners upon request. Requests for copies should be directed to External Reporting, 175 E. Houston, 9th Floor, San Antonio, Texas 78205, telephone number 210-351-3049 (please do not call this number for questions about your options).

If You Have Questions

         Please read this notice carefully. It contains all of the information you need regarding your stock options.

Further details about exercising your options will be provided at a later date, but prior to September 3, 2002 (the first date your options may be exercised).

Please read this notice carefully. Additional information about exercising options and who to contact with any questions will be distributed prior to September 3, 2002 (the first date your options may be exercised).

PROSPECTUS and GRANT NOTICE SUPPLEMENT	This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

December 1, 2001

SBC 2001 Stock Option Grant to Bargained-for
and Certain Other Employees

Employees Promoted to Management Before September 4, 2001

        This document supplements and should be used with the base prospectus dated December 1, 2001. Capitalized terms used in this document are defined in the base prospectus.

        As described in the Stock Option Grant Notice prospectus dated December 1, 2001, employees whose job title was subject to the IBEW Agreement as of September 4, 2001, and who met certain other criteria, were granted SBC stock options.

        Employees who were not eligible for that grant because they were promoted after January 26, 2001, but met eligibility criteria described in this prospectus supplement, also received the same grant of stock options as follows:

        Full-time employees were granted 150 options to purchase SBC Stock, and part-time employees were granted 75 options. The stock options are subject to all of the same terms and conditions described in the base prospectus.

You should keep this document for future reference.

Eligibility

        You were eligible to receive SBC stock options under the 2001 Stock Option Grant to Bargained-for and Certain Other Employees if you met all of the following criteria:

  as of January 26, 2001, you held a job title that is subject to the IBEW Agreement, or you held a job title to which the compensation provisions of that Agreement were extended, or you were on an approved leave of absence from the foregoing, and as of January 26, 2001, you were a Full-Time or Part-Time Employee (as those terms are used in the IBEW Agreement), and you were an employee of a direct or indirect wholly-owned subsidiary of SBC from January 26, 2001, through September 4, 2001, and held a management position on any date from August 3, 2001, through September 4, 2001, that would have been eligible to receive options from the January 26, 2001, grant to managers, and you were not granted options on January 26, 2001 (the date of the management grant), or pursuant to any other grant under the 2001 Stock Option Grant to Bargained-for and Certain Other Employees.
Type of      Number of    Grant Price              Grant Date          First Day to Exercise   Last Day to Exercise
Employee     Options      (Per Share)                                    (vesting date) (1)    (expiration date) (2)
Full-Time      150
Part-Time       75          $42.00              September 4, 2001         September 3, 2002      September 1, 2006
(1)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) before this date, you will lose (forfeit) your options.

(2)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) on or after Sept. 3, 2002, but on or before Sept. 1, 2006, options may be exercised for no more than 90 days after the termination date (but under no circumstances may any options be exercised after Sept. 1, 2006).

See section entitled “When Options May Not Be Exercised,” on page 2 of the base prospectus.

Please read this notice carefully. Additional information about exercising options and who to contact with any questions will be distributed prior to April 1, 2002 (the first date your options may be exercised).

PROSPECTUS and SUPPLEMENT	This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

January 8, 2002

SBC Stock Option Grant Notice
2001 Stock Option Grant to Bargained-for
and Certain Other Employees

Employees Promoted to Management Before December 31, 2001

This document supplements and should be used with the base prospectus dated January 8, 2002. Capitalized terms used in this document are defined in the base prospectus.

        As described in the Stock Option Grant Notice prospectus dated January 8, 2002, employees whose job title was subject to the CWA Agreement as of December 31, 2001, and who met certain other criteria, were granted SBC stock options.

        Employees who were not eligible for that grant because they were promoted after November 19, 2001, but met eligibility criteria described in this prospectus supplement, also received the same grant of stock options as follows:

        Full-time employees were granted 150 options to purchase SBC Stock, and part-time employees were granted 75 options. The stock options are subject to all of the same terms and conditions described in the base prospectus.

You should keep this document
for future reference.

Eligibility

        You were eligible to receive SBC stock options under the 2001 Stock Option Grant to Bargained-for and Certain Other Employees if you met all of the following criteria:

  as of November 19, 2001, you held a job title that is subject to the CWA Agreement, or you held a job title to which the compensation provisions of that Agreement were extended, or you were on an approved leave of absence from the foregoing, and as of November 19, 2001, you were a Full-Time or Part-Time Employee (as those terms are used in the CWA Agreement), and you were an employee of a direct or indirect wholly-owned subsidiary of SBC from November 19, 2001, through December 31, 2001, and held a management position on any date from December 20, 2001, through December 31, 2001, that would have been eligible to receive options from the November 19, 2001, grant to managers, and you were not granted options on November 19, 2001 (the date of the management grant), or pursuant to any other grant under the 2001 Stock Option Grant to Bargained-for and Certain Other Employees.
Type of             Number of       Grant Price            Grant Date          First Day to Exercise     Last Day to Exercise
Employee             Options        (Per Share)                                  (vesting date) (1)        (expiration date) (2)
Full-Time             150             $39.17            December 31, 2001           April 1, 2002            March 31, 2006
Part-Time              75
(1)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) before this date, you will lose (forfeit) your options.

(2)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) on or after April 1, 2002, but on or before March 31, 2006options may be exercised for no more than 90 days after the termination date (but under no circumstances may any options be exercised after March 31, 2006

See section entitled “When Options May Not Be Exercised,” on page 2 of the base prospectus.

Please read this notice carefully. You will receive additional information about exercising your options and who to contact with any questions prior to April 1, 2002 (the first date your options may be exercised).

PROSPECTUS and SUPPLEMENT	This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

December 1, 2001

SBC Stock Option Grant Notice Supplement
2001 Stock Option Grant to Bargained-for and Certain Other Employees

Employees Promoted to Management Before April 2, 2001

        This document supplements and should be used with the base prospectus dated December 1, 2001. Capitalized terms used in this document are defined in the base prospectus.

        As described in the Stock Option Grant Notice prospectus dated December 1, 2001, employees whose job title was subject to the CWA Agreements as of April 2, 2001, and who met certain other criteria, were granted SBC stock options.

        Employees who were not eligible for that grant because they were promoted after January 26, 2001, but met eligibility criteria described in this prospectus supplement, also received the same grant of stock options as follows:

        Full-time employees were granted 150 options to purchase SBC Stock, and part-time employees were granted 75 options. The stock options are subject to all of the same terms and conditions described in the base prospectus.

You should keep this document for future reference.

Eligibility

        You were eligible to receive SBC stock options under the 2001 Stock Option Grant to Bargained-for and Certain Other Employees if you met all of the following criteria:

  as of January 26, 2001, you held a job title that is subject to the CWA Agreements, or you held a job title to which the compensation provisions of those Agreements is extended, or you were on an approved leave of absence from the foregoing, and as of January 26, 2001, you were a Full-Time or Part-Time Employee (as those terms are used in the CWA Agreements), and you were an employee of a direct or indirect wholly-owned subsidiary of SBC from January 26, 2001, through April 2, 2001, and held a management position on any date from March 15, 2001 through April 2, 2001, that would have been eligible to receive options from the January 26, 2001, grant to managers, and you were not granted options on January 26, 2001 (the date of the management grant).
     Type of        Number of      Grant Price         Grant Date         First Day to Exercise     Last Day to Exercise
     Employee        Options       (Per Share)                              (vesting date) (1)      (expiration date) (2)
     Full-Time         150                            April 2, 2001           April 1, 2002             March 31, 2006
     Part-Time          75           $43.76
(1)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) before this date, you will lose (forfeit) your options.

(2)	If your employment is terminated (because you die, retire, quit, or are no longer employed for any other reason) on or after April 1, 2002, but on or before March 31, 2006options may be exercised for no more than 90 days after the termination date (but under no circumstances may any options be exercised after March 31, 2006

See section entitled “When Options May Not Be Exercised,” on page 3 of the base prospectus.